Mobilepro Corp. and Subsidiaries
Introduction to Unaudited Pro Forma Condensed
Consolidated Financial Statements

On September 16, 2004, Mobilepro Corp’s. (“Mobilepro”) subsidiary DFW Internet Services, Inc. entered into a Purchase Agreement with The River Internet Company. (“River”). Under the purchase agreement, DFW, a wholly owned subsidiary of Mobilepro acquired the River for $3,340,000 consisting of $1,690,732 in cash, $776,472 in notes, of which half are convertible notes into shares of Mobilepro common stock, and the assumption of approximately $872,796 in liabilities. Upon the completion of the acquisition, the River was consolidated with DFW and Mobilepro.

The acquisition will be accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of River’s operations included in Mobilepro’s consolidated financial statements from the date of acquisition.

The following unaudited pro forma condensed consolidated balance sheet represents the pro forma financial position of Mobilepro and DFW at September 30, 2004.

The unaudited pro forma condensed consolidated statements of operations for the six months ended September 30, 2004 (and four months for River) reflect the combined results of Mobilepro and DFW as if the proposed combination of the companies had occurred at the beginning of 2004. Mobilepro is a fiscal year end of March 31st, and River is an April 30 fiscal year end, therefore for the River the annual April 30, numbers are reflected. The Mobilepro figures at March 31, 2004 and for the year ended March 31, 2004 reflect the other subsidiaries Mobilepro acquired during its fiscal year ended March 31, 2004. The annual proforma contains all acquisitions of Mobilepro post March 31.

The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2004 (AUGUST 31, 2004 FOR THE RIVER INTERNET COMPANY)

	MOBILEPRO	RIVER	NOTE	ADJUSTMENTS	PROFORMA
ASSETS

CURRENT ASSETS:
Cash	$8,934,095	$104,730	(a)	$(1,690,732)	$7,348,093
Accounts receivable, net	2,038,016	4,975		—	2,042,991
Bridge debentures receivable	1,000,000	—			1,000,000
Investments	450,000	—			450,000
Other current assets	1,300,839	47,710		—	1,348,549

TOTAL CURRENT ASSETS	13,722,950	157,415		(1,690,732)	12,189,633

Fixed assets, net	1,376,238	50,344		—	1,426,582

Other assets	50,548	4,242		—	54,790
Deferred financing fees, net	1,466,667	—		—	1,466,667
Intangible assets, net	18,059,271	391,466	(a)	3,023,294	21,474,031

TOTAL ASSETS	$34,675,674	$603,467		$1,332,562	$36,611,703

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Notes payable, current portion	$15,704,940	$197,136		$—	$15,902,076
Deferred revenue	2,442,150	358,348		—	2,800,498
Standby equity distribution agreement	5,600,000	—		—	5,600,000
Accounts payable and accrued expenses	2,692,450	478,654		—	3,171,104

TOTAL CURRENT LIABILITIES	26,439,540	1,034,138		—	27,473,678

Note payable, net of current portion	2,814,336	125,419	(a)	776,472	3,716,223

TOTAL LIABILITIES	29,253,876	1,159,557		776,472	31,189,905

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $.001, $0 and $.001 par value,
5,000,000, 0, and 5,000,000 shares authorized, and
35,425, 0, and 35,425 shares issued and outstanding	35	—		—	35

Common stock, $.001, $0 and $.001 par value,
600,000,000, 1,000,000, and 600,000,000 shares authorized, and
283,918,012, 341,459, and 263,414,196 shares issued and
outstanding	283,918	3,415,633	(a)	(3,415,633)	283,918
Additional paid in capital	23,468,821	—		—	23,468,821
Accumulated earnings (deficit)	(18,330,976)	(3,971,723)	(a)	3,971,723	(18,330,976)

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)	5,421,798	(556,090)		556,090	5,421,798

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$34,675,674	$603,467		$1,332,562	$36,611,703

See notes to proforma financial statements.

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MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2004 (FOUR MONTHS AUGUST 31, 2004 FOR THE RIVER INTERNET COMPANY)

	MOBILEPRO	RIVER	NOTE	ADJUSTMENTS	PROFORMA

REVENUES	$6,138,233	$1,431,590		$—	$7,569,823

COST OF SALES	2,525,312	683,843		—	3,209,155

GROSS PROFIT	3,612,921	747,747		—	4,360,668

OPERATING EXPENSES:
Professional fees and compensation	4,525,291	401,272		—	4,926,563
Rent and property costs	152,530	69,278		—	221,808
Advertising and marketing	166,637	9,818		—	176,455
Research and development	30,324	—		—	30,324
Travel and meals expenses	89,614	—		—	89,614
General and administrative expenses	329,846	109,234		—	439,080
Depreciation and amortization	497,495	66,404		—	563,899

TOTAL OPERATING EXPENSES	5,791,737	656,006		—	6,447,743

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(2,178,816)	91,741		—	(2,087,075)

OTHER INCOME (LOSS)	(326,384)	(18,462)		—	(344,846)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(2,505,200)	73,279		—	(2,431,921)

PROVISION FOR INCOME TAXES	—	—	(b)	—	—

NET INCOME (LOSS)	$(2,505,200)	$73,279		$—	$(2,431,921)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.01)	N/A			$(0.01)

WEIGHTED AVERAGE SHARES OUTSTANDING	246,403,262	N/A			246,403,262

See notes to proforma financial statements.

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MOBILEPRO CORP. AND SUBSIDIARIES
UNAUDITED PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004 / DECEMBER 31, 2003 (APRIL 30, 2004 FOR THE RIVER INTERNET COMPANY)

	MOBILEPRO	CLOVER	CRESCENT	TICON	DFW	AFFINITY	DFWT	RIVER	NOTE	ADJUSTMENTS	PROFORMA

REVENUES	$311,355	$1,534,049	$1,854,289	$2,099,265	$5,487,603	$2,344,635	$2,276,657	$4,752,175		$—	$15,172,425

COST OF SALES	117,349	588,661	1,359,690	908,377	2,856,728	912,414	755,167	2,218,434		—	6,860,092

GROSS PROFIT	194,006	945,388	494,599	1,190,888	2,630,875	1,432,221	1,521,490	2,533,741		—	8,312,333

OPERATING EXPENSES:
Professional fees and compensation	1,577,782	—		—	—			1,340,164		—	2,917,946
Rent and property costs	105,142	—		—	—			186,914		—	292,056
Advertising and marketing	36,995	—		—	—			41,121		—	78,116
Research and development	1,620	—		—	—					—	1,620
Travel and meals expenses	48,020	—		—	—					—	48,020
General and administrative expenses	186,599	779,752	1,805,626	1,052,164	3,637,542	1,387,734	1,431,819	508,174		—	7,151,868
Depreciation and amortization	21,000	93,684	114,000	214,709	422,393	72,693	123,317	199,294		—	838,697

TOTAL OPERATING EXPENSES	1,977,158	873,436	1,919,626	1,266,873	4,059,935	1,460,427	1,555,136	2,275,667		—	11,328,323

INCOME (LOSS) BEFORE OTHER INCOME (LOSS)	(1,783,152)	71,952	(1,425,027)	(75,985)	(1,429,060)	(28,206)	(33,646)	258,074		—	(3,015,990)

OTHER INCOME (LOSS)	(374,692)	23,652	(30,832)	(10,322)	(17,502)	(10,000)	(8,737)	(230,857)		—	(641,788)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(2,157,844)	95,604	(1,455,859)	(86,307)	(1,446,562)	(38,206)	(42,383)	27,217		—	(3,657,778)

PROVISION FOR INCOME TAXES	—	—	—	—	—				(b)	—	—

NET INCOME (LOSS)	$(2,157,844)	$95,604	$(1,455,859)	$(86,307)	$(1,446,562)	$(38,206)	$(42,383)	$27,217		$—	$(3,657,778)

NET LOSS PER SHARE BASIC AND DILUTED	$(0.02)	N/A	N/A	N/A	N/A	N/A	N/A	N/A			$(0.03)

WEIGHTED AVERAGE SHARES OUTSTANDING	111,591,658	N/A	N/A	N/A	N/A	N/A	N/A	N/A			111,591,658

See notes to proforma financial statements.

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Mobilepro Corp. and Subsidiaries
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed balance sheet at September 30, 2004 and the unaudited pro forma condensed consolidated statements of operations for the six months/four months ended and for the year ended March 31, 2004 / April 30, 2004, to reflect the proposed combination of Mobilepro Corp. and DFW., which includes the River.

(a)	To record the purchase for DFW Internet Services, which occurred September 2004 for the River.
(b)	There is no income tax provision for 2004 due to the carryover of the net operating losses.

Pro forma earnings per share is based on the pro forma weighted average number of shares outstanding as follows:

Six Months Ended
September 30, 2004

Mobilepro’s. weighted average shares outstanding	246,403,262
Before acquisition

Shares issued in acquisition of DFW	0

Mobilepro’s weighted average shares outstanding
After acquisition	246,403,262

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